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                                                                    EXHIBIT 10.5



             FIRST AMENDMENT TO CONSOLIDATED RENEWAL PROMISSORY NOTE

         This First Amendment to Consolidated Renewal Promissory Note (the "Amendment") is entered into as of June 30, 1999 by PRECISION RESPONSE CORPORATION, a Florida corporation, as "Borrower", and BANK OF AMERICA, N.A., d/b/a NATIONSBANK, N.A., successor to NATIONSBANK, N.A., as "Bank."

         A. Section 2 of the $5,120,000.00 Consolidated Renewal Promissory Note dated May 29, 1998 executed by Precision Response Corporation, as "Borrower", in favor of NationsBank, N.A., as "Bank", is hereby modified to read as follows:

                  2.       PAYMENTS:

                           (a) INTEREST. Borrower shall remit to Bank payments
                  of all accrued interest on the first day of September, 1998 and continuing on the first day of each December, March, June and September to and including December 1, 1999. Thereafter, Borrower shall remit to Bank payments of all accrued interest on January 31, 2000 and continuing on the last day of each April, July, October and January thereafter until the Maturity Date (the "Payment Dates").

                           (b) PRINCIPAL. Principal payments shall be due on
                  each Payment Date commencing on January 31, 2000, and on the last day of each April, July, October and January thereafter until the Maturity Date. The amount of the principal payment due on each Payment Date shall be in an amount as determined by Bank such that constant quarterly payments of that amount would fully amortize and pay-off the outstanding principal balance by January 31, 2020.

         B. Except as expressly modified herein, the Promissory Note is unchanged and is reaffirmed by Borrower in its entirety.

                                     BORROWER:

                                     PRECISION RESPONSE CORPORATION

                                     By:  /s/   Joseph E. Gillis
                                        ----------------------------------------
                                     Name:  JOSPEH E. GILLIS
                                     Title: VP AND TREASURER

                                     ACCEPTED BY BANK:

                                     BANK OF AMERICA, N.A., d/b/a NATIONSBANK,
                                     N.A., successor to NATIONSBANK, N.A.

                                     By: /s/ Gregory Viejo
                                        ---------------------------------------
                                     Name:  GREGORY VIEJO
                                     Title: VICE PRESIDENT